SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                               -------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 2, 2001

                           USA Video Interactive Corp.
             (Exact Name of Registrant as Specified in its Charter)

                                     Wyoming
                 (State or Other Jurisdiction of Incorporation)

           0-29651                                       06-1576391
   (Commission File Number)                  (IRS Employer Identification No.)

                   70 Essex Street, Mystic, Connecticut 06355
          (Address of Principal Executive Offices, Including Zip Code)

                                 (800) 625-2200
              (Registrant's Telephone Number, Including Area Code)

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ITEM 4. Changes in Registrant's Certifying Accountant

     On February 2, 2001, the audit committee of the Board of Directors of USA Video Interactive Corp. (the "Company") approved the engagement of Goldstein Golub Kessler LLP as the Company's independent auditors for the year ended December 31, 2000, to replace Amisano Hanson Chartered Accountants ("Amisano Hanson"). Amisano Hanson resigned as auditors of the Company, effective February 2, 2001.

     The reports of Amisano Hanson on the Company's consolidated financial statements as of and for the years ended December 31, 1998 and 1999 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports were modified to include a paragraph regarding the Company's ability to continue as a going concern. In connection with the audits of the Company's consolidated financial statements for each of the years ended December 31, 1998 and December 31, 1999, and in the subsequent period through February 2, 2001, there were no disagreements with Amisano Hanson on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Amisano Hanson would have caused Amisano Hanson to make reference to the matter in their report. During the years ended December 31, 1998 and 1999, and in the subsequent period through February 2, 2001, there were no reportable events as defined in paragraphs (A) through (D) of Regulation S-K Item 304(a)(1)(v). The Company has requested that Amisano Hanson furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 2, 2001, is filed as Exhibit 16.1 to this Form 8-K.

     During the Company's two fiscal years ended December 31, 1999 and the period subsequent to such date and prior to engaging Goldstein Golub Kessler LLP, the Company has not consulted Goldstein Golub Kessler LLP with respect to any of the matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

ITEM 7. Financial Statements and Exhibits

    (a) Exhibits

        16.1 Letter of Amisano Hanson Chartered Accountants dated February 2, 2001, regarding the disclosure contained in Item 4 of this report on Form 8-K.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2001                  USA Video Interactive Corp.
                                         (Registrant)



                                         By:  /s/ Anton J. Drescher
                                         ---------------------------------------
                                         Anton J. Drescher
                                         Chief Financial Officer


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

                                  EXHIBIT INDEX
                                  -------------

     Number      Description
     ------      -----------

     16.1 Letter from Amisano Hanson Chartered Accountants regarding the disclosure in Item 4 of this report on Form 8-K


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